Property and Equipment	12 Months Ended
Mar. 31, 2020
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT

NOTE 4: PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of March 31:

	2020	2019
Zest Labs freshness hardware	$2,493	$2,493
Computers and software costs	222	222
Leasehold improvements – Pinnacle Frac	18	-
Machinery and equipment - Technology	200	200
Machinery and equipment – Commodity	3,405	-
Total property and equipment	6,338	2,915
Accumulated depreciation and impairment	(2,373)	(2,091)
Property and equipment, net	$3,965	$824

As of March 31, 2020 and 2019, the Company performed an evaluation of the recoverability of these long-lived assets. The analysis resulted in an impairment of $1,139 which was recorded as of March 31, 2019 related to these assets.

The Company acquired $3,423 in property and equipment on March 27, 2020 in the acquisition of Banner Midstream.

Depreciation expense for the years ended March 31, 2020 and 2019 was $286 and $672, respectively.